Subsequent events	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Subsequent events
44	Subsequent events
The following events have occurred in the period between the reporting date and the date of authorisation of these consolidated financial statements.
(i) Financial support from the Parent’s majority shareholder
In light of the extraordinary challenges imposed by
COVID-19
on the Group, on February 28, 2020, the Parent’s majority shareholder entered into an agreement with it setting forth its undertaking, should the Parent so request, to make advance payments of up to 15,000 to satisfy the subscription price of a future rights issue. On February 28, 2020, the Parent requested an initial payment of 2,500 which was received on March 2, 2020.

(ii)
COVID-19
event
On March 11, 2020, the World Health Organisation declared the Coronavirus
COVID-19
outbreak to be a pandemic in recognition of its rapid spread across the globe, with over 150 countries affected. Many governments have taken increasingly stringent steps to help contain, and in many jurisdictions, now delay, the spread of the virus, including: requiring self-isolation/quarantine by those potentially affected, implementing social distancing measures, and controlling or closing borders and “locking-down” cities/regions or even entire countries.
The
COVID-19
outbreak is having a significant impact on global markets driven by supply chain and production disruptions, workforce restrictions, travel restrictions, reduced consumer spending and sentiment, amongst other factors, which are negatively affecting companies’ financial performances, liquidity and cash flow projections.
Since the outbreak of the Coronavirus pandemic in Italy and worldwide, the Group has been working relentlessly to guarantee the health and safety of its employees, customers and suppliers, in compliance with the indications provided by the regional and national health authorities.
The Group promptly developed a specific Crisis Response Plan and immediately put in place a series of measures at all levels of its organisation both at headquarters and at the foreign subsidiaries, involving all the relevant functions. The Group Crisis Unit in Italy is in operation 24 hours a day and it constantly liaises with the foreign group companies; it reviews the situation daily and adjusts the status of the action plan with the CEO.
All travel abroad, to and from risk areas, has been cancelled or reduced to a minimum, and is limited to guaranteeing operational requirements, also considering that specific limitations may be placed on travelling to and from Italy. The Group has also been making wide use of the remote work option, which involves almost the entirety of its resources, to ensure seamless continuity vis-à-vis
the requirements of activities currently under execution.
During the four-month period ended as at April 30, 2020, the
COVID-19
outbreak has negatively affected Group’s revenue and cash flows mainly due to the following reasons: (a) reduction in the consumers’ demand; (b) significant business interruption arising from the closure of the manufacturing facilities and directly operated stores due to the “lock-down” measures applied by the public authorities; (c) supply chain and logistic disruptions; and (d) travel restrictions and unavailability of personnel. However, at the date of the approval of these consolidated financial statements, all the lockdown measures in Italy and in many other countries have been lifted and the Group’s business has started the so-called
“phase 2” which heralds a return to normality.
The plans implemented by management to mitigate the above adverse effects of such event are described in note 3(f) to these consolidated financial statements.
Furthermore, the Group has performed a sensitivity analysis for the impairment of its financial and non-financial
assets as at December 31, 2019 considering the adverse effect of such event and did not identify any material impairment loss.